EXHIBIT 32

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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                                   Exhibit 32

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Larry W. Mosby, President and Chief Executive Officer and Donald Engelke, Vice President and Chief Financial Officer of First Federal Financial Services, Inc. (the "Company") each certify in their capacity as officers of the Company that they have reviewed the annual report of the Company on Form 10-KSB for the year ended December 31, 2004 and that to the best of their knowledge:

1. the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company at and for the year ended December 31, 2004.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to First Federal Financial Services, Inc. and will be retained by First Federal Financial Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


March 30, 2005                        \s\ Larry W. Mosby
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Date                                  Larry W. Mosby
                                      President and Chief Executive Officer


March 30, 2005                        \s\ Donald Engelke
------------------                    ------------------------------------------
Date                                  Donald Engelke
                                      Vice President and Chief Financial Officer